Exhibit 10.1(b)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Kookmin Bank, a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2002 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 17, 2003	/S/ JONG KYOO YOON

Jong Kyoo Yoon
Executive Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Kookmin Bank and will be retained by Kookmin Bank and furnished to the Securities and Exchange Commission or its staff upon request.